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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): January 26, 2004

                          CNB FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


       West Virginia                  0-30665                   55-0773918
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)



                            101 S, WASHINGTON STREET
                           BERKELEY SPRINGS, WV 25411
          (Address, including zip code, of principal executive offices)


       Registrant's telephone number, including area code: (304) 258-1520


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ITEM 5. OTHER EVENTS

         On Jaunary 26, 2004, the Registrant issued a press release announcing the signing of a definitive agreement providing for the purchase of certain assets and liabilities associated with the Hancock, Maryland branch office of Fidelity Bank, a subsidiary bank of Mercantile Bankshares Corporation. A copy of the press release is attached as
         Exhibit 99.1. A copy of the purchase and assumption agreement is attached as Exhibit 99.2.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CNB FINANCIAL SERVICES, INC.


                                                 By:  /s/ Thomas F. Rokisky
                                                      --------------------------
                                                      Thomas F. Rokisky
                                                      President/CEO


Date:  January 26, 2004



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                                  EXHIBIT INDEX

Exhibit 99.1 Press Release dated January 26, 2004 announcing the signing of a definitive agreement to purchase certain assets and liabilities associated with the Hancock, Maryland branch office of Fidelity Bank.

Exhibit 99.2 Purchase and Assumption Agreement dated January 26, 2004



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